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                                                                  EXHIBIT 10.67


                               FIRST AMENDMENT TO
                AMENDED AND RESTATED MASTER PRODUCTION AGREEMENT


     This First Amendment dated as of March 1, 1996 to AMENDED AND RESTATED MASTER PRODUCTION AGREEMENT, dated as of October 1, 1995, by and between FIRST FINANCIAL CARIBBEAN CORPORATION ("FFCC"), DORAL MORTGAGE CORPORATION ("Doral"), both corporations organized under the laws of the Commonwealth of Puerto Rico, and DORAL FEDERAL SAVINGS BANK, a federally-chartered stock savings bank (the "Savings Bank").

                                  WITNESSETH:

     WHEREAS, FFCC, Doral and the Savings Bank are parties to an Amended and Restated Master Production Agreement, dated as of October 1, 1995 (the "Existing Agreement").

     WHEREAS, FFCC, Doral and the Savings Bank desire to enter into this First Amendment in order to make certain amendments and modifications to the Existing Agreement.

     NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

     1. AMENDMENT. Effective as of Effective Date (as defined below) the Existing Agreement is amended as follows:

         (a) The introductory paragraph to Section 3 is hereby amended to read as follows:

              "3. FEES. In consideration of the mutual covenants and agreements contained herein, and other valuable considerations, the Savings Bank shall pay to FFCC and Doral, as applicable, a fee, which in the case of those mortgages described in 3.1 and 3.2 below will be equal to a percentage of the processing or origination fees charged to the borrowers under Loan Agreements, as follows:"

         (b) Section 3 is hereby amended by adding a new subsection 3.3 to read as follows:

              "3.3 PERSONAL LOANS SECURED BY MORTGAGES. In the case of personal loans up to $40,000 secured by mortgages as described in paragraph S of Section 1 of Regulation 26-A, with respect to which loans Regulation 26A does not permit the collection of origination or processing fees, the Savings Bank agrees to reimburse FFCC and Doral, as applicable, a fixed amount per loan to

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compensate such entities for the services provided by them under this
Agreement. As of the Effective Date, such amount shall be equal to $495 per loan. The amount to be reimbursed per loan will be reviewed, from time to time, not less than on an annual basis."

        (c) Section 4.1 is hereby amended to read as follows:

              "4.1 FEE PAYMENT. The applicable fees payable to FFCC or Doral pursuant to Section 3 hereof will be payable on the closing date of the respective loan; provided, that fees payable pursuant to Subsection 3.3 will be payable on a monthly basis in arrears not later than the 10th day of the following month".

     2. EFFECTIVENESS. This Amendment shall become effective as of March 1, 1996 (the "Effective Date").

     3. EXISTING AGREEMENT TO REMAIN IN FULL FORCE AND EFFECT. Except as specifically amended pursuant to Section 1 hereof, the terms and conditions of the Existing Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the Savings Bank, FFCC and Doral have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                      DORAL FEDERAL SAVINGS BANK




                               By:   /s/ Jose G. Vigoreaux
                                     ---------------------------
                               Name:     Jose G. Vigoreaux
                               Title:     Vice President



                                      FIRST FINANCIAL CARIBBEAN CORPORATION




                               By:  /s/ Zoila Levis
                                    ----------------------------
                               Name:            Zoila Levis
                               Title:            President


                                      DORAL MORTGAGE CORPORATION



                               By:   /s/ Edison Velez
                                     ------------------------------------
                               Name:              Edison Velez
                               Title:                President